UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22265

Western Asset Municipal Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / NOVEMBER 30, 2009

Western Asset Municipal Defined Opportunity Trust Inc.

(MTT)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high current income exempt from federal income tax* and then to liquidate on or about April 30, 2021 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return.

* Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	13

Statement of operations	14

Statement of changes in net assets	15

Financial highlights	16

Notes to financial statements	17

Report of independent registered public accounting firm	22

Additional information	23

Annual chief executive officer and chief financial officer certifications	29

Dividend reinvestment plan	30

Important tax information	32

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

Over the course of the reporting period from the Fund’s commencement of operations on March 27, 2009 through November 30, 2009, market conditions improved. While the U.S. economy was weak during the first part of the reporting period, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through November as well.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose for the fourth straight month in September. In addition, the Commerce Department reported that, during October, sales of existing homes reached their highest level in two years.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained

Western Asset Municipal Defined Opportunity Trust Inc.	I

Letter from the chairman continued

elevated during the reporting period. After reaching a twenty-six-year high of 10.2% in October 2009, the unemployment rate fell to 10.0% in November. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by 8.2 million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009. In conjunction with its December 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two and ten-year yields were a relatively low 0.90% and 2.76%, respectively. After initially holding relatively steady given mixed economic data, yields then moved higher as economic news improved, stoking inflationary fears. Two- and ten-year yields rose as high as 1.42% and 3.98%, respectively, in June 2009. However, they then moved lower upon the release of certain disappointing economic data. By the end of the period, two- and ten-year yields were 0.67% and 3.21%, respectively.

With the overall economic picture brightening and risk aversion receding, demand for Treasuries waned during the reporting period. In contrast, the spread sectors (non-Treasuries) produced strong returns. The municipal market participated in this rally, as demand remained robust given their relatively higher yields than those of comparable Treasuries. During the period from March 27, 2009 through November 30, 2009, municipal bonds, as measured by the Barclays Capital Municipal Bond Indexvi, gained an impressive 8.35%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work

II	Western Asset Municipal Defined Opportunity Trust Inc.

hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 24, 2009

Western Asset Municipal Defined Opportunity Trust Inc.	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

IV	Western Asset Municipal Defined Opportunity Trust Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide high current income exempt from federal income tax and then to liquidate on or about April 30, 2021 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return.

As a fundamental policy, the Fund seeks to achieve its primary investment objective by investing, under normal market conditions, at least 80% of its net assets in investment grade municipal securities, the interest on which is exempt from federal income tax. The Fund may invest up to 20% of its net assets in municipal securities rated below investment grade at the time of purchase by at least one nationally recognized statistical rating organization or which, if unrated, are deemed to be of comparable quality. The Fund may also invest up to 20% of its net assets in investments that generate income that is subject to federal income tax and in municipal securities, the interest on which is subject to the federal alternative minimum tax, and as a result, a portion of the Fund’s distributions may be taxable to common shareholders. The Fund may use a variety of derivative instruments as part of its investment strategies or for hedging and/or risk management purposes.

In purchasing securities and other investments for the Fund, we may take full advantage of the entire range of maturities and durationsi offered by municipal securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on our assessment of the relative yields available on securities of different maturities and durations and our expectations of future changes in interest rates.

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may lend portfolio securities, invest in certain instruments, including inverse floating rate securities, participate in the creation of tender option bonds and enter into transactions such as short sales, that have the economic effect of financial leverage (“effective leverage”); provided that the Fund will not make such investments if, upon completion of the investment, the effective leverage of the Fund would be greater than 10% of the Fund’s total assets.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report	1

Fund overview continued

approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the period from the Fund’s commencement of operations on March 27, 2009 through November 30, 2009, the fixed-income market returned to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)ii, the U.S. Department of the Treasury and other government entities. The yields on two- and ten-year Treasuries began the reporting period at 0.90% and 2.76%, respectively. Treasury yields initially moved in a relatively narrow range, before moving higher as economic conditions generally improved and there were concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, in June 2009 and then generally moved lower. This was especially the case at the end of the reporting period due to some mixed economic data. At the conclusion of the reporting period, two- and ten-year Treasury yields were 0.67% and 3.21%, respectively.

The municipal bond market generated strong results during the reporting period, as there were signs that the economy was stabilizing and investor risk aversion abated. This led to falling demand for Treasuries and a strong sharp rally in the spread sectors (non-U.S. Treasuries). While the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during much of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds also increased, as investors were drawn to their attractive yields. All told, municipal bonds generated very strong results, with the Barclays Capital Municipal Bond Indexiii returning 8.35% during the period from March 27, 2009 through November 30, 2009.

Q. How did we respond to these changing market conditions?

A. The Fund was launched on March 27, 2009. As we initially invested the Fund’s assets, we emphasized essential service revenue bonds. These included securities issued by municipalities for enterprises such as Health Care, Industrial Revenue, Education, Power, Water & Sewer and Transportation. These securities had relatively wide spreads and also offered attractive yields. In contrast, we avoided State and Local General Obligation bonds. These securities are typically more economically sensitive, in that the issuing municipality repays bondholders from tax

2	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report

revenues. This positioning was rewarded, as the Fund significantly outperformed its benchmark during the reporting period.

Performance review

For the period from its commencement of operations on March 27, 2009 through November 30, 2009, Western Asset Municipal Defined Opportunity Trust Inc. returned 15.13% based on its net asset value (“NAV”)iv and 5.44% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 8.35% over the same time frame. The Lipper General and Insured Municipal Debt (Unleveraged) Closed-End Funds Category Averagev returned 11.12% for the period from March 31, 2009 through November 30, 2009. Please note that Lipper performance returns are based on each fund’s NAV.

During this period, the Fund made distributions to shareholders totaling $0.63 per share. The performance table shows the Fund’s total return since its commencement of operations based on its NAV and market price as of November 30, 2009. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of November 30, 2009 (unaudited)

PRICE PER SHARE	TOTAL RETURN* SINCE COMMENCEMENT OF OPERATIONS** (not annualized)
$21.27 (NAV)	15.13%
$20.44 (Market Price)	5.44%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

** The Fund commenced operations on March 27, 2009.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. The largest contributor to relative performance for the period was the Fund’s overweight to the Industrial Revenue sector. Within the sector, the Fund’s exposure to gas prepayvi securities significantly enhanced its results. These securities, which are backed by certain broker/dealers, had performed poorly during much of 2008 given the turmoil in the financial markets. However, as a number of broker/dealers changed their status to bank holding companies and government initiatives such as the Troubled Asset Relief Program (“TARP”) added confidence in the financial system, gas prepay securities rebounded sharply.

Issue selection in the Education sector and our overweight position and security selection in the Health Care sector also contributed to performance. As discussed, the Fund also benefited from avoiding State and Local General Obligation bonds. The Fund’s longer duration than that of its benchmark also enhanced results as municipal yields declined during the period.

Q. What were the leading detractors from performance?

A. Detracting from the Fund’s strong performance was its exposure to cash early in the period as we proceeded to put this money to work in the market. The allocation to cash was a drag on performance given the strong performance in the municipal market and the low yields available from short-term money market instruments.

Looking for additional information?

The Fund is traded under the symbol “MTT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMTTX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Municipal Defined Opportunity Trust Inc. As always, we appreciate that you have chosen us to

4	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report

manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

December 14, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest up to 10% of its assets in securities that have the economic effects of leverage which can increase the risk and volatility of the Fund. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Shares of closed-end exchange-traded funds may trade at a discount or premium to their original offering price and often trade at a discount to their net asset value. The Fund will distribute all of its net assets to shareholders on or about April 30, 2021. The Fund does not guarantee the return of any specified amount.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
iv

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from March 31, 2009 through November 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

vi

Gas prepay bonds are issued to enable a municipal utility to contract for a stated amount of natural gas supply over an extended period of time. The utility contracts with a natural gas supplier to purchase gas at a discount to the spot price of gas at the time of delivery. The bonds are issued to fund future purchases of the gas supplier. Bonds are repaid by the utility from gas sales to its customers, though the ratings are primarily driven by the credit strength of the financial firm that guarantees the performance of the gas supplier.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of November 30, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.

6	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report

Schedule of investments

November 30, 2009

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS — 98.3%
	Arizona — 2.5%
$7,610,000	Salt Verde, AZ Financial Corp., Gas Revenue, 5.000% due 12/1/32	$6,454,041
	California — 4.7%
1,000,000	Alameda County, CA, Joint Powers Authority Lease Revenue, FSA, 5.000% due 12/1/34	1,007,200
	California Housing Finance Agency Revenue, Home Mortgage:
6,755,000	5.000% due 2/1/28(a)	6,075,515
6,000,000	4.800% due 8/1/37(a)	4,764,060
	Total California	11,846,775
	Colorado — 2.4%
6,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue, 6.125% due 11/15/23	6,144,120
	Florida — 7.0%
6,900,000	Citizens Property Insurance Corp., FL, Senior Secured High Act, 6.000% due 6/1/17†	7,304,754
4,750,000	Florida State Municipal Power Agency Revenue, All Requirements Power, 6.250% due 10/1/31	5,428,348
5,000,000	Miami-Dade County, FL, Aviation Revenue, 5.500% due 10/1/41	5,018,400
	Total Florida	17,751,502
	Georgia — 7.8%
	Atlanta, GA, Water & Wastewater Revenue:
5,000,000	6.000% due 11/1/23	5,362,550
3,260,000	6.250% due 11/1/34	3,421,826
10,000,000	DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project, 6.125% due 7/1/40	10,903,100
	Total Georgia	19,687,476
	Indiana — 7.5%
10,000,000	Indiana Municipal Power Agency Power Supply System Revenue, 6.000% due 1/1/39	10,580,000
8,000,000	Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project, 6.500% due 1/1/29	8,506,480
	Total Indiana	19,086,480
	Louisiana — 4.3%
10,000,000	Louisiana State Citizens Property Insurance Corp., Assessment Revenue, AGC, 6.125% due 6/1/25	11,018,000
	Maryland — 3.4%
9,000,000	Maryland State Health & Higher EFA Revenue, Washington County Hospital, 5.750% due 1/1/38	8,695,800
	Michigan — 15.0%
	Detroit, MI, Water Supply System Revenue, FSA:
7,000,000	5.000% due 7/1/34	6,445,600
3,000,000	6.250% due 7/1/36	3,111,360

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report	7

Schedule of investments continued

November 30, 2009

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
	Michigan — 15.0% continued
	Michigan State:
$9,000,000	Hospital Finance Authority Revenue, McLaren Health Care Corp., 5.750% due 5/15/38	$8,427,240
10,000,000	Housing Development Authority, Rental Housing Revenue, AMBAC, 6.350% due 10/1/35(a)	10,602,700
8,000,000	Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.250% due 9/1/39	9,418,640
	Total Michigan	38,005,540
	Missouri — 4.9%
11,940,000	Missouri State Development Finance Board, Infrastructure Facilities Revenue, Independence Events Center, 6.250% due 4/1/34	12,298,081
	New Jersey — 4.4%
10,000,000	New Jersey State, EFA Revenue, University of Medicine and Dentistry, 7.500% due 12/1/32	11,235,500
	New York — 1.2%
3,000,000	Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters, 5.250% due 10/1/35	2,949,780
	Ohio — 5.4%
	Ohio State Air Quality Development Authority Revenue:
2,500,000	FirstEnergy Generation Corp., 5.700% due 8/1/20	2,664,375
10,000,000	FirstEnergy Nuclear Generation Corp., 5.750% due 6/1/16(b)(c)	10,932,400
	Total Ohio	13,596,775
	Pennsylvania — 4.2%
10,000,000	Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project, 6.200% due 4/1/39	10,624,500
	Rhode Island — 4.3%
10,000,000	Rhode Island State, Health & Educational Building Corp., Revenue, Hospital Financing, 7.000% due 5/15/39	10,954,600
	Tennessee — 3.2%
8,000,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.000% due 9/1/16	8,090,640
	Texas — 9.8%
10,000,000	Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project, 5.950% due 5/15/33(a)(c)	9,753,000
10,200,000	North Texas Tollway Authority Revenue, 5.750% due 1/1/33	10,377,276
	Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
3,325,000	5.250% due 12/15/18	3,301,359
1,310,000	6.250% due 12/15/26	1,330,593
	Total Texas	24,762,228
	U.S. Virgin Islands — 2.1%
5,000,000	Virgin Islands Public Finance Authority Revenue, Matching Fund Loan, 6.625% due 10/1/29	5,347,700

See Notes to Financial Statements.

8	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
	Wisconsin — 4.2%
$10,000,000	Wisconsin State HEFA Revenue, Prohealth Care Inc. Obligation Group, 6.625% due 2/15/39	$10,654,100
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $224,022,218)	249,203,638
SHORT-TERM INVESTMENT — 0.1%
	California — 0.1%
100,000	California State Department of Water Resources Power Supply Revenue, LOC-Bayerische Landesbank, 0.190%, 12/1/09(d) (Cost — $100,000)	100,000
	TOTAL INVESTMENTS — 98.4% (Cost — $224,122,218#)	249,303,638
	Other Assets in Excess of Liabilities — 1.6%	4,127,578
	TOTAL NET ASSETS — 100.0%	$253,431,216

(a)  Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)  Maturity date shown represents the mandatory tender date.

(c)  Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2009.

(d)  Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

†  All or a portion of this security is held at the broker as collateral for futures contracts.

#  Aggregate cost for federal income tax purposes is $223,856,044.

Abbreviations used in this schedule:

AGC	—	Assured Guaranty Corporation — Insured Bonds
AMBAC	—	American Municipal Bond Assurance Corporation — Insured Bonds
EFA	—	Educational Facilities Authority
FSA	—	Financial Security Assurance — Insured Bonds
HEFA	—	Health & Educational Facilities Authority
LOC	—	Letter of Credit

SUMMARY OF INVESTMENTS BY INDUSTRY*

Health care	22.7%
Industrial revenue	16.1
Power	13.2
Water & sewer	11.6
Education	8.9
Housing	8.6
Other	7.9
Transportation	6.2
Special tax obligation	4.4
Leasing	0.4
Short-term investment	0.0
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of November 30, 2009 and are subject to change.

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report	9

Schedule of investments continued

November 30, 2009

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

RATINGS TABLE† (unaudited)

S&P/Moody’s/Fitch‡

AAA/Aaa	8.7%
AA/Aa	16.6
A	55.2
BBB/Baa	19.5
VMIG1	0.0
100.0%

†  As a percentage of total investments.

‡  In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 11 and 12 for definitions of ratings.

10	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report	11

Bond ratings (unaudited) continued

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

12	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report

Statement of assets and liabilities

November 30, 2009

ASSETS:
Investments, at value (Cost — $224,122,218)	$249,303,638
Cash	32,585
Interest receivable	4,301,499
Prepaid expenses	3,335
Total Assets	253,641,057
LIABILITIES:
Investment management fee payable	125,270
Directors’ fees payable	804
Accrued expenses	83,767
Total Liabilities	209,841
TOTAL NET ASSETS	$253,431,216
NET ASSETS:
Par value ($0.001 par value; 11,915,236 shares issued and outstanding; 100,000,000 shares authorized)	$ 11,915
Paid-in capital in excess of par value	227,092,685
Undistributed net investment income	289,364
Accumulated net realized gain on investments and futures contracts	855,832
Net unrealized appreciation on investments	25,181,420
TOTAL NET ASSETS	$253,431,216
Shares Outstanding	11,915,236
Net Asset Value	$21.27

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report	13

Statement of operations

For the period ended November 30, 2009†

INVESTMENT INCOME:
Interest	$ 9,247,564
EXPENSES:
Investment management fee (Note 2)	988,900
Directors’ fees	45,261
Legal fees	44,839
Audit and tax	43,100
Shareholder reports	33,057
Organization expenses	25,000
Transfer agent fees	16,187
Insurance	3,468
Custody fees	1,261
Miscellaneous expenses	8,532
Total Expenses	1,209,605
Less: Expense reimbursements (Note 2)	(25,000)
Net Expenses	1,184,605
NET INVESTMENT INCOME	8,062,959
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Gain From:
Investment transactions	439,813
Futures contracts	149,022
Net Realized Gain	588,835
Change in Net Unrealized Appreciation/Depreciation from Investments	25,181,420
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS	25,770,255
INCREASE IN NET ASSETS FROM OPERATIONS	$33,833,214

†  For the period March 27, 2009 (commencement of operations) to November 30, 2009.

See Notes to Financial Statements.

14	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report

Statement of changes in net assets

FOR THE PERIOD ENDED NOVEMBER 30, 2009†	2009
OPERATIONS:
Net investment income	$ 8,062,959
Net realized gain	588,835
Change in net unrealized appreciation/depreciation	25,181,420
Increase in Net Assets From Operations	33,833,214
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,506,598)
Decrease in Net Assets From Distributions to Shareholders	(7,506,598)
FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (11,915,236 shares issued)	227,104,600
Increase in Net Assets From Fund Share Transactions	227,104,600
INCREASE IN NET ASSETS	253,431,216
NET ASSETS:
End of period*	$253,431,216
* Includes undistributed net investment income of:	$289,364

†  For the period March 27, 2009 (commencement of operations) to November 30, 2009.

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report	15

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD ENDED NOVEMBER 30,

UNLESS OTHERWISE NOTED:

2009[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$19.06 [2]
INCOME FROM OPERATIONS:
Net investment income	0.68
Net realized and unrealized gain	2.16
Total income from operations	2.84
LESS DISTRIBUTIONS FROM:
Net investment income	(0.63)
Total distributions	(0.63)
NET ASSET VALUE, END OF PERIOD	$21.27
MARKET PRICE, END OF PERIOD	$20.44
Total return, based on NAV [3,4]	15.13%
Total return, based on Market Price[4]	5.44%
NET ASSETS, END OF PERIOD (000s)	$253,431
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.73%
Net expenses[5,6]	0.72
Net investment income[5]	4.89
PORTFOLIO TURNOVER RATE	9%

1  For the period March 27, 2009 (commencement of operations) to November 30, 2009.

2  Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Annualized.

6  The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

16	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Municipal Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on January 15, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high current income exempt from federal income tax and then to liquidate on or about April 30, 2021 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through January 19, 2010, the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report	17

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$249,203,638	—	$249,203,638
Short-term investment†	—	100,000	—	100,000
Total investments	—	$249,303,638	—	$249,303,638

†  See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

18	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report

(d) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions and has concluded that as of November 30, 2009, no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN
(a)	$(266,997)	$266,997

(a)  Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including assets financed through the creation of tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities representing financial leverage).

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report	19

Notes to financial statements continued

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

LMPFA has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. During the period March 27, 2009 through November 30, 2009, LMPFA reimbursed organization expenses to the Fund amounting to $25,000 and paid $607,278 in offering costs.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period March 27, 2009 through November 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$243,237,285
Sales	19,894,697

At November 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$25,447,594
Gross unrealized depreciation	—
Net unrealized appreciation	$25,447,594

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period March 27, 2009 through November 30, 2009. The table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$149,022	—	$149,022

At November 30, 2009, the Fund did not have any derivative instruments outstanding.

20	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report

5. Distributions subsequent to November 30, 2009

On November 16, 2009, the Board of Directors (“Board”) declared an income dividend in the amount of $0.09 per share and a capital gains distribution of $0.048 per share, payable on December 28, 2009 to shareholders of record on December 18, 2009. On November 16, 2009, the Board also declared two income dividends, each in the amount of $0.09 per share, payable on January 29, 2010 and February 26, 2010 to shareholders of record on January 22, 2010 and February 19, 2010, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended November 30, were as follows:

2009
Distributions Paid From:
Tax-exempt income	$7,506,598

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 350,744
Undistributed ordinary income — net	502,127
Undistributed long-term capital gains — net	89,413
Total undistributed earnings	$ 942,284
Other book/tax temporary differences(a)	(63,262)
Unrealized appreciation/(depreciation)(b)	25,447,594
Total accumulated earnings/(losses) — net	$26,326,616

(a)   Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)   The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report	21

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Municipal Defined Opportunity Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal Defined Opportunity Trust Inc. as of November 30, 2009, and the related statements of operations, changes in net assets and the financial highlights for the period from March 27, 2009 (commencement of operations) to November 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal Defined Opportunity Trust Inc. as of November 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 27, 2009 to November 30, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 19, 2010

22	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Municipal Defined Opportunity Trust Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

Western Asset Municipal Defined Opportunity Trust Inc.	23

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President (prior to 2003), The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

24	Western Asset Municipal Defined Opportunity Trust Inc.

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director[2], Associated Banc Corp. (banking) (since 1994)

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1973)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

Western Asset Municipal Defined Opportunity Trust Inc.	25

Additional information (unaudited) continued

Information about Directors and Officers

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund Inc. (since 1993)

INTERESTED DIRECTOR
R. JAY GERKEN, CFA[3]
Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CGM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	135

Other board member ships held by Director	Former Trustee, Consulting Group Capital Group Capital Markets Funds (2002 to 2006)

26	Western Asset Municipal Defined Opportunity Trust Inc.

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CGM (2001 to 2004)

Western Asset Municipal Defined Opportunity Trust Inc.	27

Additional information (unaudited) continued

Information about Directors and Officers

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Non-Executive Chairman of the Board (since December 1, 2009)

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

28	Western Asset Municipal Defined Opportunity Trust Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Municipal Defined Opportunity Trust Inc.	29

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, LLC (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not an NYSE trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the net asset value per share at the close of trading on the NYSE on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the net asset value per share at the close of trading on the NYSE on the determination date.

Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, NY 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared

30	Western Asset Municipal Defined Opportunity Trust Inc.

dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Municipal Defined Opportunity Trust Inc.	31

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable period ended November 30, 2009 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

32	Western Asset Municipal Defined Opportunity Trust Inc.

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Western Asset Municipal Defined Opportunity Trust Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Custodian
William R. Hutchinson	State Street Bank and Trust Company
Riordan Roett	1 Lincoln Street
Jeswald W. Salacuse	Boston, Massachusetts 02111

Officers	Transfer agent
R. Jay Gerken, CFA	American Stock Transfer & Trust Company
President and Chief Executive Officer	59 Maiden Lane
New York, New York 10038
Kaprel Ozsolak
Chief Financial Office and Treasurer	Independent registered public accounting firm
KPMG LLP
Ted P. Becker	345 Park Avenue
Chief Compliance Officer	New York, New York 10154

Robert I. Frenkel	Legal counsel
Secretary and Chief Legal Officer	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Thomas C. Mandia	New York, New York 10017
Assistant Secretary
New York Stock Exchange Symbol
Albert Laskaj	MTT
Controller

Steven Frank
Controller

Western Asset Municipal Defined Opportunity Trust Inc.
55 Water Street
New York, New York 10041

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•   Information we receive from you on applications and forms, via the telephone, and through our websites;

•   Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•   Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Municipal Defined Opportunity Trust Inc.

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Municipal Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX012163 1/10 SR09-1001

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal year ending November 30, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $13,500 in 2009.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $4,500 in 2009.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Municipal Defined Opportunity Trust Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) was $0 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Municipal Defined Opportunity Trust Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Municipal Defined Opportunity Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impairs the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Municipal Defined Opportunity Trust Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees was 100% for 2009; Tax Fees was 100% for 2009; and Other Fees was 100% for 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal Defined Opportunity Trust Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Municipal Defined Opportunity Trust Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Municipal Defined Opportunity Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Municipal Defined Opportunity Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Dr. Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA” or “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.               Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.               Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.               Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Joseph Deane Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Deane was with Citigroup Asset Management or one of its affiliates since 1972.

David Fare Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen A. Walsh ‡	110 registered investment companies with $184.9 billion in total assets under management	232 Other pooled investment vehicles with $112.1 billion in assets under management*	841 Other accounts with $201.4 billion in total assets under management**

Joseph P. Deane ‡	25 registered investment companies with $27.3 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	13 Other accounts with $1.4 billion in total assets under management

David T. Fare ‡	25 registered investment companies with $27.3 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	13 Other accounts with $1.4 billion in total assets under management

Robert Amodeo ‡	25 registered investment companies with $27.3 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	13 Other accounts with $1.4 billion in total assets under management

*                           Includes 7 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.

**                    Includes 95 accounts managed, totaling $25.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

Stephen A. Walsh	A
Joseph P. Deane	A
David T. Fare	A
Robert Amodeo	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Defined Opportunity Trust Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal Defined Opportunity Trust Inc.

Date:	January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal Defined Opportunity Trust Inc.

Date:	January 28, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Municipal Defined Opportunity Trust Inc.

Date:	January 28, 2010